UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AQUARON ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 14, 2025, Aquaron Acquisition Corp. (the “Company”) filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its annual meeting of stockholders of the Company to be held on Friday, May 2, 2025, at 11:00 a.m. Eastern Time (the “Annual Meeting”). On May 1, 2025, the Company filed a Form 8-K with the SEC announcing that the Annual Meeting will be postponed to the same time on Tuesday, May 6, 2025. The Company is providing this supplement to broadly disseminate that information. This supplement should be read in conjunction with the definitive proxy statement filed with the SEC on April 14, 2025 and furnished to the stockholders on April 15, 2025 or later.